SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 12 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

SEMINIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26519	36-0769130

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Camino del Sol, Oxnard, California		93030-7967

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 642-1572

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1, Press Release dated April 30, 2003, issued by Seminis, Inc. announcing the preliminary results of second quarter of fiscal year 2003.

Item 12.  Results of Operations and Financial Condition

     On April 30, 2003, the Company issued a press release reporting its preliminary unaudited results for the quarter ended March 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMINIS, INC.

Dated: May 2, 2003	By:	/s/ Gaspar Alvarez Martinez

Name: Gaspar Alvarez Martinez Title: VP WW Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release dated April 30, 2003, issued by Seminis, Inc. announcing the preliminary results of second quarter of fiscal year 2003.

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